Exhibit 10.1

AMENDMENT NO. 1 dated as of May 8, 2017 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 6, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among KAMAN CORPORATION (the “Company”), RWG GERMANY GmbH, KAMAN COMPOSITES – UK HOLDINGS LIMITED and the other SUBSIDIARY BORROWERS from time to time party thereto (collectively, the “Borrowing Subsidiaries”), the LENDERS from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A. and CITIZENS BANK, N.A., as Co-Syndication Agents, and SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, as Co-Documentation Agents. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Company and the Borrowing Subsidiaries on the terms and subject to the conditions set forth therein;

WHEREAS the Company has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Specified Convertible Notes” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following text:

“Specified Convertible Notes” means (i) the 3.25% Convertible Senior Notes due 2017 issued by the Company pursuant to that certain Indenture dated as of November 19, 2010 by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, (the “2017 Convertible Notes”), (ii) the unsecured Convertible Senior Notes to be issued by the Company in an aggregate amount not to exceed $225 million

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and (iii) any refinancings, refundings, renewals or extensions thereof, or issuances in exchange therefor, or, in each case, of any part thereof, at any time or from time to time, or of any notes issued in any of the foregoing transactions, provided that such refinancing, refunding, renewal or extension (a) matures no earlier than 91 days after the then current Maturity Date, (b) is not required to be repaid or defeased prior to the date that is 91 days after the then current Maturity Date (it being understood that any such notes may provide for any redemption or repurchase of notes upon the occurrence of a “Fundamental Change” (or equivalent) under the applicable indenture), and (c) is on arms’-length, market-based terms for convertible notes at the time such notes are issued, as determined by the Company in good faith. For the avoidance of doubt, any of the foregoing that do not, by their terms, expressly subordinate the payment of obligations thereunder to the payment of obligations under the Loan Documents will not be considered Subordinated Indebtedness hereunder.

(b) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) purchased by the Company in connection with the issuance of any Specified Convertible Notes and settled in common stock of the Company (or such other securities or property), cash or a combination thereof (such amount of cash and/or common stock (or such other securities or property) determined by reference to the price of the Company’s common stock (or such other securities or property)), and cash in lieu of fractional shares of common stock of the Company (or such other securities or property). For the avoidance of doubt, the entry into, payment of premiums in connection therewith, performance of obligations under and exercise, settlement or early unwind, cancellation or termination of all or any portion of any Permitted Bond Hedge Transaction shall not be considered to be a sale, license, lease, transfer or other disposition of assets within the meaning of Section 6.06 or a stock or asset acquisition within the meaning of Section 6.11.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) sold by the Company substantially concurrently with any purchase by the Company of a Permitted Bond Hedge Transaction and settled in common stock of the Company (or such other securities or property), cash or a combination thereof (such amount of cash and/or common stock (or such other securities or property) determined by

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reference to the price of the Company’s common stock (or such other securities or property)), and cash in lieu of fractional shares of common stock of the Company (or such other securities or property).

(c) The definition of the term “Swap Agreement” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following text:

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement; provided further, that none of the Permitted Bond Hedge Transactions, the Permitted Warrant Transactions or the Specified Convertible Notes will be considered to be Swap Agreements.

(d) The definition of the term “Specified Swap Obligation” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following text:

“Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder; provided that, none of the Permitted Bond Hedge Transactions, the Permitted Warrant Transactions or the Specified Convertible Notes will be considered to be Specified Swap Obligations.

SECTION 2. Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by adding the following text as a new clause (e):

(e) Specified Convertible Notes in an aggregate principal amount not to exceed $340,000,000 at any one time outstanding.

SECTION 3. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by adding the following text as a new clause (h):

(h) the purchase of any Permitted Bond Hedge Transaction by the Company and the performance of its obligations thereunder.

SECTION 4. Amendment to Section 6.16. Section 6.16 of the Credit Agreement is hereby amended by deleting clause (c):

(c) repayments of Specified Convertible Notes

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SECTION 5. Amendment to Section 6.17. Clause (d) of Section 6.17 of the Credit Agreement is hereby replaced in its entirety with the following text:

(d) Minimum Liquidity. Permit Liquidity: (i) as of the last day of the fiscal quarter of the Company ending two full fiscal quarters prior to the stated maturity of the 2017 Convertible Notes, to be less than an amount equal to 50% of the outstanding principal amount of the 2017 Convertible Notes and (ii) as of the last day of each fiscal quarter of the Company ending thereafter, to be less than an amount equal to the outstanding principal amount of the 2017 Convertible Notes as of such day.

SECTION 6. Representations and Warranties. Each of the Company and the Borrowing Subsidiaries represent and warrant to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of the Company and the Borrowing Subsidiaries, enforceable against the Company and the Borrowing Subsidiaries in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Company and the Borrowing Subsidiaries set forth in the Loan Documents that are qualified by materiality are true and correct and the representations and warranties of the Company and the Borrowing Subsidiaries set forth in the Loan Documents that are not so qualified are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct (or are true and correct in all material respects, as the case may be, as of such earlier date).

(c) At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 7. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Borrowing Subsidiaries and the Required Lenders and (b) the Administrative Agent and the Lenders shall have received payment of all fees and expenses required to be paid or reimbursed by the Company or any Borrowing Subsidiary under or in connection with this Amendment and any other Loan Document, including those fees and expenses set forth in Section 11 hereof; provided that the Company has received one or more invoices setting forth such fees and expenses at least three Business Days prior to the Amendment Effective Date.

SECTION 8. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of

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or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Company, the Borrowing Subsidiaries or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company, the Borrowing Subsidiaries or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 10. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Borrowing Subsidiaries, the Administrative Agent and the Required Lenders.

SECTION 11. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

KAMAN CORPORATION, as the Company

by	/s/ Robert D. Starr
Name: Robert D. Starr
Title: EVP & CFO

RWG GERMANY GMBH, as a Subsidiary Borrower

by	/s/ Robert G. Paterson
Name: Robert G. Paterson
Title: Managing Director

KAMAN COMPOSITES – UK HOLDINGS LIMITED, as a Subsidiary Borrower

by	/s/ Robert D. Starr
Name: Robert D. Starr
Title: Director

KAMAN LUX HOLDING, S.À.R.L, as a Subsidiary Borrower

by	/s/ Robert D. Starr
Name: Robert D. Starr
Title: Category A Manager

[Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By	/s/ Peter M. Killea
Name: Peter M. Killea
Title: Executive Director

[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

BANK OF AMERICA, NA
Lender

By:	/s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: SVP

For Lenders that need two signature blocks:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Citizens Bank, N.A.
Lender

By:	/s/ Donald A. Wright
Name: Donald A. Wright
Title: Senior Vice President

For Lenders that need two signature blocks:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Fifth Third Bank
Lender

By:	/s/ J. David Izard
Name: J. David Izard
Title: Vice President

For Lenders that need two signature blocks:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

KEYBANK NATIONAL ASSOCIATION
Lender

By:	/s/ Suzannah Valdivia
Name: SUZANNAH VALDIVIA
Title: SENIOR VICE PRESIDENT

For Lenders that need two signature blocks:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

TD BANK, N.A.
Lender

By:	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

UBS AG, Stamford Branch
Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

BRANCH BANKING AND TRUST COMPANY
Lender

By:	/s/ Jeff Skalka
Name: Jeff Skalka
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

The Northern Trust Company
Lender

By:	/s/ Eric Siebert
Name: Eric Siebert
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES – UK HOLDINGS LIMITED AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO THE LENDERS FROM TIME TO TIME PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

PNC Bank, National Association
Lender

By:	/s/ Robert M. Martin
Name: Robert M. Martin
Title: Senior Vice President